Rule 497(e)
                                                          File Nos. 333-70963
                                                                and 811-09201

                          Key Business VUL - Prospectus

           A Flexible Premium Variable Universal Life Insurance Policy
             offered by Great-West Life & Annuity Insurance Company
                in connection with its COLI VUL-2 Series Account

                       Supplement Dated September 22, 2003
                         To Prospectus Dated May 1, 2003

On September 11, 2003, the Board of Directors of Maxim Series Fund, Inc. (the "Fund") approved a plan for the liquidation and dissolution of the Maxim INVESCO Balanced Portfolio (the "Portfolio"), subject to shareholder approval. Currently, the Investment Divisions that invest in the Portfolio are closed to additional contributions and transfers in of contract value.

You will receive proxy materials within the next few weeks. Be sure to read these materials carefully and promptly provide your voting instructions concerning this matter. A vote of shareholders is scheduled for November 21, 2003. The proposed liquidation is expected to be completed within 60 days of shareholder approval, if obtained. Upon completion of the liquidation, the Investment Divisions that invest in the Portfolios will no longer be available under your contract.

You will be permitted to transfer all your contract value allocated to the Investment Divisions that invests in the Portfolio to other investment options available under your contract at any time prior to the date that the applicable Portfolio makes a liquidating distribution to shareholders.

If the liquidation of a Portfolio is approved by its shareholders and you have not transferred your contract value out of the corresponding Investment Division prior to the date of the liquidating distribution, your contract value in the that Investment Division will be automatically transferred to the Maxim Money Market Investment Division.

If any of your contract value is automatically transferred from an Investment Division investing in one of the Portfolios to the Maxim Money Market Investment Division as a result of the proposed liquidation, you will be permitted to transfer your contract value allocated to the Maxim Money Market Investment Division to another investment option available under your contract within 60 days after the liquidation date. After the 60-day period, any transfers you make will be subject to all applicable requirements and policies then in effect.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.